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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                        Date of Report: September 5, 2001
                        (Date of earliest event reported)

                         IMPULSE MEDIA TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

Colorado                                   7389                E.I.N.91-2015608
(State or jurisdiction of       (Primary Standard Industrial   (I.R.S. Employee
incorporation or organization)  Classification Code Numbers) Identification No.)

       10900 N.E. 8th Street, Suite 1414, Bellevue, Washington 98004-4458
          (Address of principal executive offices, including zip code)

                                1 (866) 261-4172
              (Registrant's telephone number, including area code)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the registrant, Impulse Media Technologies Inc., a Colorado corporation (formerly Denmans.com Inc.) ("Impulse Colorado"), on September 10, 2001, with respect to the acquisition by Impulse Colorado of Impulse Media Technologies Inc., a Nevada corporation ("Impulse Nevada") pursuant to a stock exchange transaction, effective October 19, 2001.


Item 5. Other Events.

Effective September 14, 2001,

         a. David Sorlie, Douglas N. Bolen and Kurt S. Dohlen resigned as officers and directors of the registrant,
         b. J.E. (Ted) Boyle and Eric Hawthorne were appointed to fill the vacancies on the board resulting from the above resignations,
         c. J.E. (Ted) Boyle was appointed Chief Executive Officer and President of the registrant,
         d. Eric Hawthorne was appointed Chief Technical Officer of the registrant, and
         e.       Michael Stunden was appointed secretary of the registrant.

Effective October 19, 2001, the business of the registrant (which had been discontinued as of January 2001) changed to that conducted by Impulse Nevada and described in the Current Report on Form 8-K filed with the SEC on September 10, 2001.

Subsequent to the filing of the Current Report on Form 8-K on September 10, 2001 but before the completion of the Impulse Nevada acquisition effective October 19, 2001, the number of issued and outstanding shares of Impulse Nevada was increased and restated, which resulted in Impulse Colorado issuing 9,466,083 shares of its common stock in exchange for all the issued and outstanding shares of Impulse Nevada (and not 6,517,194 shares as stated in the Current Report on Form 8-K filed on September 10, 2001).


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Effective November 19, 2001 the name of the registrant was changed from
Denmans.com, Inc. to Impulse Media Technologies Inc. As a consequence of this name change, the common share capital of the registrant has been assigned the following new CUSIP number: 45322G 10 0


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1 Attached as Exhibit 99.1 to this Current Report on Form 8-K/A are the audited financial statements for Impulse Nevada for the period October 25, 2000 - February 28, 2001 (date of inception to fiscal year end), the unaudited balance sheet for Impulse Nevada as of August 31, 2001 and the statements of operations and deficit as well as cash flows for Impulse Nevada for the six-month period ending August 31, 2001.

99.2 Attached as Exhibit 99.2 to this Current Report on Form 8-K/A are the pro forma condensed consolidated balance sheet and pro forma condensed statement of income giving effect to the combination of Impulse Colorado and Impulse Nevada as of August 31, 2001.

99.3 Attached as Exhibit 99.3 to this Current Report on Form 8-K/A is the Independent Accountants' consent pertaining to the audit of statements for Impulse Nevada for the fiscal year ending February 28, 2001.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPULSE MEDIA TECHNOLOGIES INC.


/s/ Michael Stunden
--------------------------------------------
(Signature)

Michael Stunden
--------------------------------------------
(Name)

Secretary
-----------------------------------------------------
(Position)

January 14, 2002
--------------------------------------------
(Date)


                                  EXHIBIT INDEX


99.1     Financial statements for Impulse Nevada for the period October 25, 2000
         - February 28, 2001 (date of inception to fiscal year end), the unaudited balance sheet for Impulse Nevada as of August 31, 2001 and the statements of operations and deficit as well as cash flows for Impulse Nevada for the six-month period ending August 31, 2001.

99.2 Pro forma condensed consolidated balance sheet and the pro forma condensed statement of income giving effect to the combination of Impulse Colorado and Impulse Nevada as of August 31, 2001.

99.3 Independent Accountants' consent pertaining to the audit of statements for Impulse Nevada for the fiscal year ending February 28, 2001.